SunAmerica Style Select Series, Inc.

Supplement to the SunAmerica Asset Allocation Strategies
Prospectus dated November 8, 2002


		The following replaces the information on page 14 under the "Shareholder Account Information" section of the Prospectus:

	Retirement plans. SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Simple IRAs, Roth
IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual (k) plans, 529 plans, and other pension, educational and profit-sharing plans. Using these plans, you can invest in any SunAmerica Focused Strategy or portfolio within the SunAmerica family of Funds. To find out more, call Retirement Plans at 1-800-858-8850, extension 5134.


Dated: November 8, 2002